Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
a)During November 2022, the Company entered into contracts with Samsung Heavy Industries Co., Ltd. for the construction of five 174,000-cubic meter M-type, Electronically Controlled, Gas Admission propulsion LNG carrier newbuildings that have an estimated total fully built-up cost of $1.2 billion and are scheduled for delivery throughout 2027. As at December 31, 2025, expenditures incurred under these newbuilding contracts totaled $301.6 million and the estimated remaining costs to be incurred are $243.5 million (2026) and $638.7 million (2027). The Company intends to finance substantially all of the remaining estimated pre-delivery expenditures with borrowings under two U.S. Dollar-denominated term loans maturing in 2027. In addition, the final construction installments due on delivery and the repayment of the two U.S. Dollar-denominated term loans maturing in 2027 are expected to be financed with existing 10-year sale and leaseback financing arrangements, where the LNG carrier newbuildings are expected to be sold to a third party upon their deliveries for approximately $235.0 million per vessel (see Note 5).
During December 2025, the Company entered into contracts with Samsung Heavy Industries Co., Ltd. for the construction of two 174,000-cubic meter low-pressure dual-fueled (X-DF) LNG carrier newbuildings that have an estimated total fully built-up cost of $511.6 million and are scheduled for deliveries in the second half of 2028. As at December 31, 2025, the estimated costs to be incurred are $51.6 million (2026), $153.6 million (2027) and $306.4 million (2028). The Company intends to finance the estimated costs with its existing liquidity and future operating cash flow, as well as long-term debt financing to be arranged for the vessels prior to their scheduled deliveries. On February 2, 2026, the Company made first installments payments of $48.9 million on the two LNG carrier newbuildings. On February 26, 2026, the Company entered into a forward-starting, SOFR-based interest rate swap with an effective date in January 2027 to economically hedge a portion of the Company's interest rate exposure on the expected debt financing on one of two newbuildings (see Note 19).
b)In March 2023, the Exmar LPG Joint Venture entered into contracts with Hyundai Mipo Dockyard Co., Ltd. (or HMD) for the construction of two 45,000-cubic meter ammonia capable dual-fueled LPG carriers with scheduled deliveries in 2026. In March 2024, the Exmar LPG Joint Venture entered into contracts with HMD for the construction of two additional 45,000-cubic meter ammonia capable dual-fueled LPG carriers with scheduled deliveries in late-2026. The Company's proportionate share of the total fully built-up cost of these four vessels is approximately $173.7 million. As at December 31, 2025, the Company's proportionate share of expenditures incurred under these newbuilding contracts totaled $65.6 million and the Company's proportionate share of estimated remaining expenditures to be incurred are $108.1 million in 2026.
In January 2025, the Exmar LPG Joint Venture entered into contracts with Avance Gas Aries Ltd. for the assumption by the joint venture of shipbuilding contracts for the construction of four 40,000-cubic meter dual-fueled LPG carriers, which are being constructed by Nantong CIMC Sinopacific Offshore & Engineering Co., Ltd. (or Nantong CIMC.) In January 2026, one of these vessels, the Meribel, was delivered to the Exmar LPG Joint Venture (see Note 19a). The remaining vessels are scheduled to be delivered throughout 2026. The Company's proportionate share of the total fully built-up cost of the four vessels is approximately $151.5 million. As at December 31, 2025, the Company's proportionate share of expenditures incurred under these newbuilding contracts totaled $93.1 million and the Company's proportionate share of estimated remaining expenditures to be incurred are $58.4 million in 2026.
c)The Company has a 30% ownership interest in the Bahrain LNG Joint Venture which has an LNG receiving and regasification terminal in Bahrain as described in Note 7a(ii). In October 2025, the Bahrain LNG Joint Venture agreed on the remaining final construction installment payment and charges related to a dispute with the Bahrain LNG terminal contractor. The Bahrain LNG Joint Venture intends to finance the final construction installment payment and charges through its existing undrawn financing, its existing liquidity, and potential cash contributions from the shareholders (of which the Company’s proportionate share is estimated to be up to $5.9 million).
d)The Tangguh Joint Venture has submitted a Notice of Appeal against a tax audit related to its tax returns filed for the 2010 and subsequent fiscal years. The UK taxing authority has challenged the deductibility of certain transactions not directly related to a long funding lease to which the joint venture is a party and the Tangguh Joint Venture has recorded a provision of $1.6 million in 2017 (of which the Company's 70% share is $1.1 million) in accrued liabilities and other in the Company’s consolidated balance sheets as at December 31, 2025 and 2024.
e)Tangguh Joint Venture Operating Leases
As at December 31, 2025, the Tangguh Joint Venture was a party to operating leases (or Head Leases) whereby it leases its two LNG carriers (or the Tangguh LNG Carriers) to a third-party company. The Tangguh Joint Venture then leases back the LNG carriers from the same third-party company (or the Subleases). Under the terms of these leases, the third-party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed and indemnified by the Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The UK corporate income tax rate increased from 19% to 25%, effective April 1, 2023. Consequently, the sublease payments the Company estimated that the Tangguh Joint Venture will pay in aggregate each year to lease back the vessels increased from $23.9 million to $27.5 million. The Tangguh Joint Venture’s carrying amounts of this estimated tax indemnification obligation as at December 31, 2025 and 2024 were $3.3 million and $3.8 million, respectively, and are included as part of other long-term liabilities in the consolidated balance sheets of the Company. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred and ends in 2033. Although there is no maximum potential amount of future payments, the Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Tangguh Joint Venture will be required to make termination payments to the third-party company sufficient to repay the third-party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20-year terms and are classified as operating leases. The Head Leases and the Subleases for the two Tangguh LNG Carriers are scheduled to terminate in November 2028 and March 2029, respectively.
As at December 31, 2025, the total estimated future minimum rental payments to be received and paid by the Tangguh Joint Venture related to the lease contracts are as follows:

Year	Head Lease Receipts (i) $	Sublease Payments (i) (ii) $
2026	21,242	27,462
2027	21,242	27,462
2028	22,280	28,800
2029	4,362	5,655
Total	69,126	89,379
(i) The Head Leases are fixed-rate operating leases while the Subleases have a variable-rate component. As at December 31, 2025, the Company had received $441.2 million of aggregate Head Lease receipts (December 31, 2024 – $420.0 million) and had paid $415.2 million of aggregate Sublease payments (December 31, 2024 – $387.6 million). The portion of the Head Lease receipts that has not been recognized into earnings is deferred and amortized on a straight-line basis over the lease terms and, as at December 31, 2025, $3.7 million (December 31, 2024 – $3.7 million) and $3.3 million (December 31, 2024 – $7.0 million) of Head Leases receipts had been deferred and included in unearned revenue and other long-term liabilities, respectively, in the Company’s consolidated balance sheets.
(ii) The amount of payments related to the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

f)Effective January 1, 2024, emissions emitted by the maritime industry have been integrated in the EU ETS and are being phased in over a three-year period. Emissions for voyages to or from Europe or within Europe included within the scope of EU ETS were based on 40% during 2024, 70% during 2025 and will be based on 100% in 2026. The Company is obligated to submit EUAs for all vessels under its operational management on an annual basis prior to September 30th of each year. During 2025, the Company remitted 250,201 EUAs to the EU ETS, which were related to emissions for voyages during the year ended December 31, 2024.

The following table presents the classification and carrying amounts of assets and liabilities related to EU ETS on the Company’s consolidated balance sheets:

	Amounts due from affiliates $	Other current assets $	Accrued liabilities and other $
As at December 31, 2025
Amounts due from equity-accounted investees (i)	25,116	—	—
Amounts due from charterers (i)	—	11,157	—
EUAs held by the Company (ii)	—	5,216	—
Obligation to submit EUAs (i)(ii)	—	—	41,937
	25,116	16,373	41,937
As at December 31, 2024
Amounts due from equity-accounted investees (i)	11,524	—	—
Amounts due from charterers (i)	—	6,404	—
EUAs held by the Company	—	70	—
Obligation to submit EUAs (i)	—	—	18,356
	11,524	6,474	18,356
(i) The amounts were measured using the period end EUA spot price
(ii) Certain charterers transferred to the Company EUAs, which are related to emissions for voyages during the year ended December 31, 2025. The value of these EUAs were measured using the EUA spot price on receipt date of the EUAs.
g)Management is required to assess whether the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its consolidated financial statements. The Company had a working capital deficit of $407.7 million as at December 31, 2025. This working capital deficit includes $296.2 million related to scheduled maturities and repayments of long-term debt in the 12 months following December 31, 2025. Based on the Company’s liquidity at the date these consolidated financial statements were issued, the liquidity it expects to generate from operations over the following year, the cash distributions it expects to receive from its equity-accounted joint ventures, and the proceeds it expects to receive related to the refinancing of one of its LNG carriers and the financing of certain of its LNG carrier newbuildings, the Company estimates that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.